                                                                    EXHIBIT 10.6

                             AMENDED AND RESTATED
                      SUPPLEMENTAL INCOME PLAN AGREEMENT


     THIS AMENDED AND RESTATED SUPPLEMENTAL INCOME PLAN AGREEMENT, made and entered into the 1st day of January, 1994 and amended and restated this 14th day of December, 1995, by and between Home Savings Bank, SSB, a mutual state savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Thomas A. Vann, (the "Employee").

                             W I T N E S S E T H:

     WHEREAS, the Employee is employed by the Bank;

     WHEREAS, the Bank recognizes the valuable services heretofore performed for it by the Employee and wishes to encourage his continued employment;

     WHEREAS, the Employee wishes to be assured that he will be entitled to a certain amount of additional compensation for some definite period of time from and after the termination of his employment with the Bank and that his beneficiary will be entitled to a death benefit from and after the Employee's death;

     WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank shall pay such additional compensation to the Employee after the termination of his employment with the Bank or such death benefit to his beneficiary after the Employee's death; and

     WHEREAS, the parties desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties hereto agree as follows:

     Section 1.  Retirement Benefits.  Except as otherwise specifically provided
     ---------   -------------------
herein, if the Employee shall remain in the employment of the Bank until he attains the age of 65 (the "Retirement Date") or such earlier date as the parties hereto agree (the "Early Retirement Date"), the Bank shall pay the Employee a minimum sum of $40,000.00 per annum for a period of fifteen (15) years, payable in equal monthly installments, commencing on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Retirement Date or Early Retirement Date, as applicable, occurs.

     The Bank agrees to increase the minimum annual sum to be paid to the Employee by five percent (5%) for each full year of employment completed by the Employee after January 1, 1994 (e.g., January 2, 1994 through January 1, 1995 shall equal one full year of employment). Exhibit A attached hereto and incorporated herein by reference sets forth in more detail the exact operation and effect of this provision.

     Section 2.  Post-Retirement Death Benefits.  In the event that the Employee
     ---------   ------------------------------
should die after becoming entitled to receive payments under Section 1 but before all such payments have been made, the Bank will make all remaining payments to such beneficiary or beneficiaries as the Employee has designated to the Bank in writing (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all unpaid payments have been made, the balance of any payments which remain unpaid at the time of the death of such Beneficiary shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any amount remaining unpaid at the Employee's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Employee's estate.

     Section 3.  Pre-Retirement Death Benefits.  In the event of the death of
     ---------   -----------------------------
the Employee while employed by the Bank and before the Retirement Date or Early Retirement Date, the Bank shall make the payments described in Section 1 above to the Beneficiaries. The first monthly payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the month in which the Employee died. In the event of the death of the last living Beneficiary before all the payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Employee's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Employee's estate. Notwithstanding the foregoing, if the Employee dies as a result of suicide on or before January 1, 1996, no benefits of whatever nature shall be payable to the Beneficiaries under this Agreement.

     Section 4.  Termination Benefits.  Except as otherwise provided in Section
     ---------   --------------------
1 with respect to retirement at the Early Retirement Date and in Section 6 with respect to termination of employment by the Bank in certain circumstances, in the event that the employment of the Employee terminates prior to the time he is first entitled to receive payments under this Agreement for any reason other than his death, the Employee or his Beneficiaries, as applicable, shall be entitled, upon the occurrence of the Employee's 55th birthday or prior death, to receive the percentage of the applicable annual payment described in Section 1 above determined by Exhibit B attached hereto and incorporated herein by reference. Such payments shall be made in equal monthly installments, with the first monthly installment commencing on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month of the Employee's 55th birthday or death, as applicable, occurs.

     Section 5.  Benefits Not Transferable.  Neither the Employee, any
     ---------   -------------------------
Beneficiary nor any other person claiming any right or interest under this Agreement through the Employee or any Beneficiary shall have any right to commute, assign, transfer or otherwise convey the right to receive any benefits hereunder.

     Section 6.  Binding Upon Successors.  This Agreement and the Bank's
     ---------   -----------------------
obligations hereunder shall be binding upon the Bank's successors and permitted assigns. The Bank may not assign its rights or obligations under this Agreement without the Employee's prior written consent. In addition, the Bank shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Employee under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Except as otherwise provided in Sections 1, 2 or 3, as applicable, in the event that, on or before the occurrence of the Retirement Date, the Employee's employment with the Bank is terminated for any reason coincident with or within twenty-four (24) months following a merger of the Bank with or into another business entity or of an asset sale as described above, then the Employee shall be deemed to have retired as of his Early Retirement Date and the provisions of
Section 1 shall be deemed applicable, except that the Early Retirement Date shall be deemed to be the date that such merger or asset sale shall be consummated.

     Section 7.  Benefits Payable Only From General Corporate Assets; Unsecured
     ---------   --------------------------------------------------------------
General Creditor Status of Employee.
-----------------------------------

     The payments to the Employee or his Beneficiaries hereunder shall be made from assets which shall continue, for all purposes, to be a part of the general, unrestricted assets of the Bank; no person shall have nor acquire any interest in any such assets by virtue of the provisions of this Agreement. The Bank's obligations hereunder shall be an unfunded and unsecured promise to pay money in the future. To the extent that the Employee or any person acquires a right to receive payments from the Bank under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Bank; no such person shall have nor require any legal or equitable right, interest or claim in or to any property or assets of the Bank.

     In the event that, in its discretion, the Bank purchases an insurance policy or policies insuring the life of the Employee (or any other property) in order to allow the Bank to recover the cost of providing the benefits, in whole, or in part, hereunder, neither the Employee nor any Beneficiary shall have the rights whatsoever therein or in the proceeds therefrom. The Bank shall be the sole owner and beneficiary of any such policy or policies and, as such, shall possess and, may exercise all incidents of ownership therein.

     Section 8.  Additional Benefits.  The benefits and rights provided under
     ---------   -------------------
this Agreement are in addition to, and independent of, those rights and benefits of the Employee provided under other agreements with the Bank, and shall not affect, reduce or diminish the right of Employee to participate in any current or future retirement plan or in any supplemental compensation arrangement.

     Section 9.  No Contract of Employment.  Nothing contained herein shall be
     ---------   -------------------------
construed to be a contract of employment or as conferring upon the Employee the right to continue to be employed by the Bank. It is expressly understood by the parties hereto that this Agreement relates exclusively to additional compensation for the Employee's services, payable after termination of his employment with the Bank, and is not intended to be an employment agreement.

     Secton 10.  Claims and Review Procedures.
     ---------   ----------------------------

     A.   General.  For the purposes of implementing a claims procedure under
          -------
this Agreement as required by the Employee Retirement Income Security Act of 1974 ("ERISA") (but not for any other purpose), the Bank is hereby designated as the named fiduciary and Plan Administrator of this unfunded, nonqualified deferred compensation plan. If any person believes he is being denied any rights or benefits under the Agreement, such person may file a claim in writing with the Plan Administrator for resolution in accordance with the provisions of Paragraph B of this Section 10.

     B.   Claims Procedure.  If any claim filed hereunder is wholly or
          ----------------
partially denied, the Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain:

          (i)    specific reasons for the denial,

          (ii) specific reference to pertinent provisions of the Agreement on which the Plan Administrator based its denial,

          (iii) a description of any additional material or information necessary for the claimant to perfect such claim and an explanation of why such material or information is necessary, and

          (iv) information as to the steps to be taken if the claimant wishes to submit a request for review.

          Such notification will be given within ninety (90) days after the claim is received by the Plan Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to the claimant within the initial ninety (90) day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and the claimant may request a review of his claim in accordance with Section 10.C. hereof.

     C.   Review Procedure.  Within sixty (60) days after the date on which a
          ----------------
          claimant receives a written notice of a denied claim (or, if applicable, within sixty (60) days after the date on which such denial is considered to have occurred) the claimant (or his duly authorized representative) may:

          (i) file a written request with the Plan Administrator for a review of his denied claim and of pertinent documents; and

          (ii)   submit written issues and comments to the Plan Administrator.

          The Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain specific reasons for the decision as well as specific references to perti nent provisions of the Agreement. The decision on review will be made within sixty
          (60) days after the request for review is received by the Plan Administrator (or within one hundred twenty (120) days, if special circumstances require an extension of time for processing the request (such as an election by the Plan Administrator to hold a hearing), and if written notice of such extension and circumstances is given to the claimant within the initial sixty (60) day period.

     Section 11. Amendment.  This Agreement may not be amended, altered or
     ----------  ---------
modified, except by a written instrument signed by the parties hereto or their respective successors, and may not be otherwise terminated except as provided herein.

     Section 12. Governing Law.  This Agreement, and the rights of the parties
     ----------  -------------
hereunder, shall be governed by and construed in accordance with the laws of the State of North Carolina.


     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Supplemental Income Plan Agreement as of the day and year first written above.

                                  HOME SAVINGS BANK, SSB

Attest:                           By:     /s/ William L. Wall
                                          -------------------------------------
                                          William L. Wall

/s/ Ruby Adams                    Title:  Executive Vice President
--------------------------
Ruby Adams
Secretary

[Corporate Seal]                  EMPLOYEE:

                                  /s/ Thomas A. Vann
                                  ---------------------------------------------
                                  Thomas A. Vann

                                   EXHIBIT A

      FULL YEARS OF EMPLOYMENT
       AFTER JANUARY 1, 1994              ADJUSTED ANNUAL PAYMENT
       ---------------------              -----------------------
               1                                    $ 40,000
               2                                      42,000
               3                                      44,100
               4                                      46,305
               5                                      48,620
               6                                      51,051
               7                                      53,603
               8                                      56,284
               9                                      59,098
              10                                      62,053
              11                                      65,155
              12                                      68,413
              13                                      71,834
              14                                      75,425
              15                                      79,197
              16                                      83,157
              17                                      87,315
              18                                      91,680
              19                                      96,265
              20                                     101,078
              21                                     106,132

                                   EXHIBIT B

                                         PERCENTAGE OF THE ANNUAL
                                         INSTALLMENT PAYMENT STATED
                                         IN SECTION 1 OF THIS AGREEMENT
     FULL YEARS OF EMPLOYMENT            TO WHICH THE EMPLOYEE
       AFTER JANUARY 1, 1994             IS ENTITLED
     ------------------------            ------------------------------
               1                                     10%
               2                                     20
               3                                     30
               4                                     40
               5                                     50
               6                                     60
               7                                     70
               8                                     80
               9                                     90
              10                                    100

                             AMENDED AND RESTATED
                      SUPPLEMENTAL INCOME PLAN AGREEMENT


     THIS AMENDED AND RESTATED SUPPLEMENTAL INCOME PLAN AGREEMENT, made and entered into the 4th day of November, 1994 and amended and restated this 14th day of December, 1995, by and between Home Savings Bank, SSB, a mutual state savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and William L. Wall, (the "Employee").

                              W I T N E S S E T H:

     WHEREAS, the Employee is employed by the Bank;

     WHEREAS, the Bank recognizes the valuable services heretofore performed for it by the Employee and wishes to encourage his continued employment;

     WHEREAS, the Employee wishes to be assured that he will be entitled to a certain amount of additional compensation for some definite period of time from and after the termination of his employment with the Bank and that his beneficiary will be entitled to a death benefit from and after the Employee's death;

     WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank shall pay such additional compensation to the Employee after the termination of his employment with the Bank or such death benefit to his beneficiary after the Employee's death; and

     WHEREAS, the parties desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties hereto agree as follows:

     Section 1.  Retirement Benefits.  Except as otherwise specifically provided
     ---------   -------------------
herein, if the Employee shall remain in the employment of the Bank until he attains the age of 65 (the "Retirement Date") or such earlier date as the parties hereto agree (the "Early Retirement Date"), the Bank shall pay the Employee the sum of $20,000.00 per annum for a period of fifteen (15) years, payable in equal monthly installments, commencing on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Retirement Date or Early Retirement Date, as applicable, occurs.

     Section 2.  Post-Retirement Death Benefits.  In the event that the Employee
     ---------   ------------------------------
should die after becoming entitled to receive payments under Section 1 but before all such payments have been made, the Bank will make all remaining payments to such beneficiary or beneficiaries as the Employee has designated to the Bank in writing (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all unpaid payments have been made, the balance of any payments which remain unpaid at the time of the death of such Beneficiary shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any amount remaining unpaid at the Employee's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Employee's estate.

     Section 3.  Pre-Retirement Death Benefits.  In the event of the death of
     ---------   -----------------------------
the Employee while employed by the Bank and before the Retirement Date or Early Retirement Date, the Bank shall make the payments described in Section 1 above to the Beneficiaries. The first monthly payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the month in which the Employee died. In the event of the death of the last living Beneficiary before all the payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Employee's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Employee's estate. Notwithstanding the foregoing, if the Employee dies as a result of suicide on or before November 4, 1996, no benefits of whatever nature shall be payable to the Beneficiaries under this Agreement.

     Section 4.  Termination Benefits.  Except as otherwise provided in Section
     ---------   --------------------
1 with respect to retirement at the Early Retirement Date and in Section 6 with respect to termination of employment by the Bank in certain circumstances, in the event that the employment of the Employee terminates prior to the time he is first entitled to receive payments under this Agreement for any reason other than his death, the Employee or his Beneficiaries, as applicable, shall be entitled, upon the occurrence of the Employee's 58th birthday or prior death, to receive the percentage of the applicable annual payment described in Section 1 above determined by Exhibit A attached hereto and incorporated herein by reference. Such payments shall be made in equal monthly installments, with the first monthly installment commencing on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month of the Employee's 58th birthday or death, as applicable, occurs.

     Section 5.  Benefits Not Transferable.  Neither the Employee, any
     ---------   -------------------------
Beneficiary nor any other person claiming any right or interest under this Agreement through the Employee or any Beneficiary shall have any right to commute, assign, transfer or otherwise convey the right to receive any benefits hereunder.

     Section 6.  Binding Upon Successors.  This Agreement and the Bank's
     ---------   -----------------------
obligations hereunder shall be binding upon the Bank's successors and permitted assigns. The Bank may not assign its rights or obligations under this Agreement without the Employee's prior written consent. In addition, the Bank shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Employee under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Except as otherwise provided in Sections 1, 2 or 3, as applicable, in the event that, on or before the occurrence of the Retirement Date, the Employee's employment with the Bank is terminated for any reason coincident with or within twenty-four (24) months following a merger of the Bank with or into another business entity or of an asset sale as described above, then the Employee shall be deemed to have retired as of his Early Retirement Date and the provisions of
Section 1 shall be deemed applicable, except that the Early Retirement Date shall be deemed to be the date that such merger or asset sale shall be consummated.

     Section 7.  Benefits Payable Only From General Corporate Assets; Unsecured
     ---------   --------------------------------------------------------------
General Creditor Status of Employee.
-----------------------------------

     The payments to the Employee or his Beneficiaries hereunder shall be made from assets which shall continue, for all purposes, to be a part of the general, unrestricted assets of the Bank; no person shall have nor acquire any interest in any such assets by virtue of the provisions of this Agreement. The Bank's obligations hereunder shall be an unfunded and unsecured promise to pay money in the future. To the extent that the Employee or any person acquires a right to receive payments from the Bank under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Bank; no such person shall have nor require any legal or equitable right, interest or claim in or to any property or assets of the Bank.

     In the event that, in its discretion, the Bank purchases an insurance policy or policies insuring the life of the Employee (or any other property) in order to allow the Bank to recover the cost of providing the benefits, in whole, or in part, hereunder, neither the Employee nor any Beneficiary shall have the rights whatsoever therein or in the proceeds therefrom. The Bank shall be the sole owner and beneficiary of any such policy or policies and, as such, shall possess and, may exercise all incidents of ownership therein.

     Section 8.  Additional Benefits.  The benefits and rights provided under
     ---------   -------------------
this Agreement are in addition to, and independent of, those rights and benefits of the Employee provided under other agreements with the Bank, and shall not affect, reduce or diminish the right of Employee to participate in any current or future retirement plan or in any supplemental compensation arrangement.

     Section 9.  No Contract of Employment.  Nothing contained herein shall be
     ---------   -------------------------
construed to be a contract of employment or as conferring upon the Employee the right to continue to be employed by the Bank. It is expressly understood by the parties hereto that this Agreement relates exclusively to additional compensation for the Employee's services, payable after termination of his employment with the Bank, and is not intended to be an employment agreement.

     Section 10.  Claims and Review Procedures.
     ----------   ----------------------------

     A.   General. For the purposes of implementing a claims procedure under
          -------
          this Agreement as required by the Employee Retirement Income Security Act of 1974 ("ERISA") (but not for any other purpose), the Bank is hereby designated as the named fiduciary and Plan Administrator of this unfunded, nonqualified deferred compensation plan. If any person believes he is being denied any rights or benefits under the Agreement, such person may file a claim in writing with the Plan Administrator for resolution in accordance with the provisions of Paragraph B of this Section 10.


     B.   Claims Procedure. If any claim filed hereunder is wholly or partially
          ----------------
          denied, the Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain:

          (i)     specific reasons for the denial,

          (ii) specific reference to pertinent provisions of the Agreement on which the Plan Administrator based its denial,

          (iii) a description of any additional material or information necessary for the claimant to perfect such claim and an explanation of why such material or information is necessary, and

          (iv) information as to the steps to be taken if the claimant wishes to submit a request for review.

          Such notification will be given within ninety (90) days after the claim is received by the Plan Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to the claimant within the initial ninety (90) day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and the claimant may request a review of his claim in accordance with Section 10.C. hereof.

     C.   Review Procedure.  Within sixty (60) days after the date on which a
          ----------------
          claimant receives a written notice of a denied claim (or, if applicable, within sixty (60) days after the date on which such denial is considered to have occurred) the claimant (or his duly authorized representative) may:

          (i) file a written request with the Plan Administrator for a review of his denied claim and of pertinent documents; and

          (ii)    submit written issues and comments to the Plan Administrator.

          The Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain specific reasons for the decision as well as specific references to perti nent provisions of the Agreement. The decision on review will be made within sixty
          (60) days after the request for review is received by the Plan Administrator (or within one hundred twenty (120) days, if special circumstances require an extension of time for processing the request (such as an election by the Plan Administrator to hold a hearing), and if written notice of such extension and circumstances is given to the claimant within the initial sixty (60) day period.

     Section 11.  Amendment.  This Agreement may not be amended, altered or
     ----------   ---------
modified, except by a written instrument signed by the parties hereto or their respective successors, and may not be otherwise terminated except as provided herein.

     Section 12.  Governing Law.  This Agreement, and the rights of the parties
     ----------   -------------
hereunder, shall be governed by and construed in accordance with the laws of the State of North Carolina.


     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Supplemental Income Plan Agreement as of the day and year first written above.

                                        HOME SAVINGS BANK, SSB

Attest:                                 By:  /s/ Thomas A. Vann
                                             -----------------------------------
                                             Thomas A. Vann

/s/ Ruby Adams                          Title:  President
--------------------------------
Ruby Adams
Secretary

[Corporate Seal]                        EMPLOYEE:

                                        /s/ William L. Wall
                                        ----------------------------------------
                                        William L. Wall

                                   EXHIBIT A

                                                   PERCENTAGE OF THE ANNUAL
                                                   INSTALLMENT PAYMENT STATED
                                                   IN SECTION 1 OF THIS AGREEMENT
     FULL YEARS OF EMPLOYMENT                      TO WHICH THE EMPLOYEE
      AFTER NOVEMBER 4, 1994                       IS ENTITLED
      ----------------------                       ------------------------------
                1                                                 10%
                2                                                 20
                3                                                 30
                4                                                 40
                5                                                 50
                6                                                 60
                7                                                 70
                8                                                 80
                9                                                 90
               10                                                100

                      SUPPLEMENTAL INCOME PLAN AGREEMENT


     THIS AGREEMENT, made and entered into the 1st day of March, 1996, by and between Home Savings Bank, SSB, a mutual state savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Walter
P. house, (the "Employee").

                                 W I T N E S S E T H:

     WHEREAS, the Employee is employed by the Bank;

     WHEREAS, the Bank recognizes the valuable services heretofore performed for it by the Employee and wishes to encourage his continued employment;

     WHEREAS, the Employee wishes to be assured that he will be entitled to a certain amount of additional compensation for some definite period of time from and after the termination of his employment with the Bank and that his beneficiary will be entitled to a death benefit from and after the Employee's death;

     WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank shall pay such additional compensation to the Employee after the termination of his employment with the Bank or such death benefit to his beneficiary after the Employee's death.

     WHEREAS, the parties desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties hereto agree as follows:

     Section 1.  Retirement Benefits.  Except as otherwise specifically provided
     ---------   -------------------
herein, if the Employee shall remain in the employment of the Bank until he attains the age of 65 (the "Retirement Date") or such earlier date as the parties hereto agree (the "Early Retirement Date"), the Bank shall pay the Employee a minimum sum of $10,000.00 per annum for a period of fifteen (15) years, payable in equal monthly installments, commencing on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Retirement Date or Early Retirement Date, as applicable, occurs.

     Section 2.  Post-Retirement Death Benefits.  In the event that the Employee
     ---------   ------------------------------
should die after becoming entitled to receive payments under Section 1 but before all such payments have been made, the Bank will make all remaining payments to such beneficiary or beneficiaries as the Employee has designated to the Bank in writing (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all unpaid payments have been made, the balance of any payments which remain unpaid at the time of the death of such Beneficiary shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any amount remaining unpaid at the Employee's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Employee's estate.

     Section 3.  Pre-Retirement Death Benefits.  In the event of the death of
     ---------   -----------------------------
the Employee while employed by the Bank and before the Retirement Date or Early Retirement Date, the Bank shall make the payments described in Section 1 above to the Beneficiaries. The first monthly payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the month in which the Employee died. In the event of death of the last living Beneficiary before all the payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Employee's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Employee's estate. Notwithstanding the foregoing, if the Employee dies as a result of suicide on or before February 28, 1998, no benefits of whatever nature shall be payable to the Beneficiaries under this Agreement.

     Section 4.  Termination Benefits.  Except as otherwise provided in Section
     ---------   --------------------
1 with respect to retirement at the Early Retirement Date and in Section 6 with respect to termination of employment by the Bank in certain circumstances, in the event that the employment of the Employee terminates prior to the time he is first entitled to receive payments under this Agreement for any reason other than his death, the Employee or his Beneficiaries, as applicable, shall be entitled, upon the occurrence of the Employee's 60th birthday or prior death, to receive the percentage of the applicable annual payment described in Section 1 above determined by Exhibit A attached hereto and incorporated herein by reference. Such payments shall be made in equal monthly installments, with the first monthly installment commencing on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month of the Employee's 60th birthday or death, as applicable, occurs.

     Section 5.  Benefits Not Transferable.  Neither the Employee, any
     ---------   -------------------------
Beneficiary nor any other person claiming any right or interest under this Agreement through the Employee or any Beneficiary shall have any right to commute, assign, transfer or otherwise convey the right to receive any benefits hereunder.

     Section 6.  Binding Upon Successors.  This Agreement and the Bank's
     ---------   -----------------------
obligations hereunder shall be binding upon the Bank's successors and permitted assigns. The Bank may not assign its rights or obligations under this Agreement without the Employee's prior written consent. In addition, the Bank shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Employee under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Except as otherwise provided in Sections 1, 2 or 3, as applicable, in the event that, on or before the occurrence of the Retirement Date, the Employee's employment with the Bank is terminated for any reason coincident with or within twenty-four (24) months following a merger of the Bank with or into another business entity or of an asset sale as described above, then the Employee shall be deemed to have retired as of his Early Retirement Date and the provisions of
Section 1 shall be deemed applicable, except that the Early Retirement Date shall be deemed to be the date that such merger or asset sale shall be consummated.

     Section 7.  Benefits Payable Only From General Corporate Assets; Unsecured
     ---------   --------------------------------------------------------------
General Creditor Status of Employee.
------------------------------------

     The payments to the Employee or his Beneficiaries hereunder shall be made from assets which shall continue, for all purposes, to be a part of the general, unrestricted assets of the Bank; no person shall have nor acquire any interest in any such assets by virtue of the provisions of this Agreement. The Bank's obligations hereunder shall be an unfunded and unsecured promise to pay money in the future. To the extent that the Employee or any person acquires a right to receive payments from the Bank under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Bank; no such person shall have nor require any legal or equitable right, interest or claim in or to any property or assets of the Bank.

     In the event that, in its discretion, the Bank purchases an insurance policy or policies insuring the life of the Employee (or any other property) in order to allow the Bank to recover the cost of providing the benefits, in whole, or in part, hereunder, neither the Employee nor any beneficiary shall have the rights whatsoever therein or in the proceeds therefrom. The Bank shall be the sole owner and beneficiary of any such policy or policies and, as such, shall possess and, may exercise all incidents of ownership therein.

     Section 8.  Additional Benefits.  The benefits and rights provided under
     ---------   -------------------
this Agreement are in addition to, and independent of, those rights and benefits of the Employee provided under other agreements with the Bank, and shall not affect, reduce or diminish the right of Employee to participate in any current or future retirement plan or in any supplemental compensation arrangement.

     Section 9.  No Contract of Employment.  Nothing contained herein shall be
     ---------   -------------------------
construed to be a contract of employment or as conferring upon the Employee the right to continue to be employed by the Bank. It is expressly understood by the parties hereto that this Agreement relates exclusively to additional compensation for the Employee's services, payable after termination of his employment with the Bank, and is not intended to be an employment agreement.

     Secton 10.  Claims and Review Procedures.
     ---------   -----------------------------

     A.   General.  For the purposes of implementing a claims procedure under
          -------
          this Agreement as required by the Employee Retirement Income Security Act of 1974 ("ERISA") (but not for any other purpose), the Bank is hereby designated as the named fiduciary and Plan Administrator of this unfunded, nonqualified deferred compensation plan. If any person believes he is being denied any rights or benefits under the Agreement, such person may file a claim in writing with the Plan Administrator for resolution in accordance with the provisions of Paragraph B of this Section 10.

     B.   Claims Procedure.  If any claim filed hereunder is wholly or partially
          ----------------
          denied, the Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain:

          (i)    specific reasons for the denial,

          (ii) specific reference to pertinent provisions of the Agreement on which the Plan Administrator based its denial,

          (iii) a description of any additional material or information necessary for the claimant to perfect such claim and an explanation of why such material or information is necessary, and

          (iv) information as to the steps to be taken if the claimant wishes to submit a request for review.

          Such notification will be given within ninety (90) days after the claim is received by the Plan Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to the claimant within the initial ninety (90) day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and the claimant may request a review of his claim in accordance with Section 10.C. hereof.

     C.   Review Procedure.  Within sixty (60) days after the date on which a
          ----------------
          claimant receives a written notice of a denied claim (or, if applicable, within sixty (60) days after the date on which such denial is considered to have occurred) the claimant (or his duly authorized representative) may:

          (i) file a written request with the Plan Administrator for a review of his denied claim and of pertinent documents; and

          (ii)   submit written issues and comments to the Plan Administrator.

          The Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain specific reasons for the decision as well as specific references to pertinent provisions of the Agreement. The decision on review will be made within sixty (60) days after the request for review is received by the Plan Administrator (or within one hundred twenty (120) days, if special circumstances require an extension of time for processing the request (such as an election by the Plan Administrator to hold a hearing), and if written notice of such extension and circumstances is given to the claimant within the initial sixty (60) day period.

     Section 11.  Amendment.  This Agreement may not be amended, altered or
     ----------   ---------
modified, except by a written instrument signed by the parties hereto or their respective successors, and may not be otherwise terminated except as provided herein.

     Section 12.  Governing Law.  This Agreement, and the rights of the parties
     ----------   -------------
hereunder, shall be governed by and construed in accordance with the laws of the State of North Carolina.


     IN WITNESS WHEREOF, the parties have executed this Supplemental Income Plan Agreement as of the day and year first written above.

                                    HOME SAVINGS BANK, SSB

Attest:                             By:   /s/ Thomas A. Vann
                                          ----------------------------------
                                          Thomas A. Vann

/s/ William L. Wall                       Title:  President
----------------------------
William L. Wall
Secretary

[Corporate Seal]                    EMPLOYEE:

                                    /s/ Walter P. House
                                    ----------------------------------------
                                    Walter P. House

                                   EXHIBIT A


                                               PERCENTAGE OF THE ANNUAL
                                               INSTALLMENT PAYMENT STATED
                                               IN SECTION 1 OF THIS AGREEMENT
      FULL YEARS OF EMPLOYMENT                 TO WHICH THE EMPLOYEE
       AFTER MARCH 31, 1996                    IS ENTITLED
       --------------------                    ------------------------------

                1                                        10%
                2                                        20
                3                                        30
                4                                        40
                5                                        50
                6                                        60
                7                                        70
                8                                        80
                9                                        90
               10                                        100

                      SUPPLEMENTAL INCOME PLAN AGREEMENT


     THIS AGREEMENT, made and entered into the 1st day of March, 1996, by and between Home Savings Bank, SSB, a mutual state savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and James
F. Buckman, IV., (the "Employee")

                                 W I T N E S S E T H:

     WHEREAS, the Employee is employed by the Bank;

     WHEREAS, the Bank recognizes the valuable services heretofore performed for it by the Employee and wishes to encourage his continued employment;

     WHEREAS, the Employee wishes to be assured that he will be entitled to a certain amount of additional compensation for some definite period of time from and after the termination of his employment with the Bank and that his beneficiary will be entitled to a death benefit from and after the Employee's death;

     WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank shall pay such additional compensation to the Employee after the termination of his employment with the Bank or such death benefit to his beneficiary after the Employee's death.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties hereto agree as follows:

     Section 1.  Retirement Benefits.  Except as otherwise specifically provided
     ---------   -------------------
herein, if the Employee shall remain in the employment of the Bank until he attains the age of 65 (the "Retirement Date") or such earlier date as the parties hereto agree (the "Early Retirement Date"), the Bank shall pay the Employee a minimum sum of $10,000.00 per annum for a period of fifteen (15) years, payable in equal monthly installments, commencing on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Retirement Date or Early Retirement Date, as applicable, occurs.

     Section 2.  Post-Retirement Death Benefits.  In the event that the Employee
     ---------   ------------------------------
should die after becoming entitled to receive payments under Section 1 but before all such payments have been made, the Bank will make all remaining payments to such beneficiary or beneficiaries as the Employee has designated to the Bank in writing (the "Beneficiaries"). In the event of death of the last living Beneficiary before all unpaid payments have been made, the balance of any payments which remain unpaid at the time of the death of such Beneficiary shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any amount remaining unpaid at the Employee's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Employee's estate.

     Section 3.  Pre-Retirement Death Benefits.  In the event of the death of
     ---------   -----------------------------
the Employee while employed by the Bank and before the Retirement Date or Early Retirement Date, the Bank shall make the payments described in Section 1 above to the Beneficiaries. The first monthly payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the month in which the Employee died. In the event of death of the last living Beneficiary before all the payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Employee's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Employee's estate. Notwithstanding the foregoing, if the Employee dies as a result of suicide on or before February 28, 1996, no benefits of whatever nature shall be payable to the Beneficiaries under this Agreement.

     Section 4.  Termination Benefits.  Except as otherwise provided in Section
     ---------   --------------------
1 with respect to retirement at the Early Retirement Date and in Section 6 with respect to termination of employment by the Bank in certain circumstances, in the event that the employment of the Employee terminates prior to the time he is first entitled to receive payments under this Agreement for any reason other than his death, the Employee or his Beneficiaries, as applicable, shall be entitled, upon the occurrence of the Employee's 60th birthday or prior death, to receive the percentage of the applicable annual payment described in Section 1 above determined by Exhibit A attached hereto and incorporated herein by reference. Such payments shall be made in equal monthly installments, with the first monthly installment commencing on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month of the Employee's 60th birthday or death, as applicable, occurs.

     Section 5.  Benefits Not Transferable.  Neither the Employee, any
     ---------   -------------------------
Beneficiary nor any other person claiming any right or interest under this Agreement through the Employee or any other Beneficiary shall have any right to commute, assign, transfer or otherwise convey the right to receive any benefits hereunder.

     Section 6.  Binding Upon Successors.  This Agreement and the Bank's
     ---------   -----------------------
obligations hereunder shall be binding upon the Bank's successors and permitted assigns. The Bank may not assign its rights or obligations under this Agreement without the Employee's prior written consent. In addition, the Bank shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Employee under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Except as otherwise provided in Sections 1, 2 or 3, as applicable, in the event that, on or before the occurrence of the Retirement Date, the Employee's employment with the Bank is terminated for any reason coincident with or within twenty-four (24) months following a merger of the Bank with or into another business entity or of an asset sale as described above, then the Employee shall be deemed to have retired as of his Early Retirement Date and the provisions of
Section 1 shall be deemed applicable, except that the Early Retirement Date shall be deemed to be the date that such merger or asset sale shall be consummated.

     Section 7.  Benefits Payable Only from General Corporate Assets; Unsecured
     ---------   --------------------------------------------------------------
General Creditor Status of Employee.
-----------------------------------

     The payments to the Employee or his Beneficiaries hereunder shall be made from assets which shall continue, for all purposes, to be a part of the general, unrestricted assets of the Bank; no person shall have nor acquire any interest in any such assets by virtue of the provisions of this Agreement. The Bank's obligations hereunder shall be an unfunded and unsecured promise to pay money in the future. To the extent that the Employee or any person acquires a right to receive payments from the Bank under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Bank; no such person shall have nor require any legal or equitable right, interest or claim in or to any property or assets of the Bank.

     In the event that, in its discretion, the Bank purchases an insurance policy or policies insuring the life of the Employee (or any other property) in order to allow the Bank to recover the cost of providing the benefits, in whole, or in part, hereunder, neither the Employee nor any beneficiary shall have the rights whatsoever therein or in the proceeds therefrom. The Bank shall be the sole owner and beneficiary of any such policy or policies and, as such, shall possess and, may exercise all incidents of ownership therein.

     Section 8.  Additional Benefits.  The benefits and rights provided under
     ---------   -------------------
this Agreement are in addition to, and independent of, those rights and benefits of the Employee provided under other agreements with the Bank, and shall not affect, reduce or diminish the right of Employee to participate in any current or future retirement plan or in any supplemental compensation arrangement.

     Section 9.  No Contract of Employment.  Nothing contained herein shall be
     ---------   -------------------------
construed to be a contract of employment or as conferring upon the Employee the right to continue to be employed by the Bank. It is expressly understood by the parties hereto that this Agreement relates exclusively to additional compensation for the Employee's services, payable after termination of his employment with the Bank, and is not intended to be an employment agreement.

     Secton 10.  Claims and Review Procedures.
     ---------   ----------------------------

     A.   General.  For the purposes of implementing a claims procedure under
          -------
          this Agreement as required by the Employee Retirement Income Security Act of 1974 ("ERISA") (but not for any other purpose), the Bank is hereby designated as the named fiduciary and Plan Administrator of this unfunded, nonqualified deferred compensation plan. If any person believes he is being denied any rights or benefits under the Agreement, such person may file a claim in writing with the Plan Administrator for resolution in accordance with the provisions of Paragraph B of this Section 10.

     B.   Claims Procedure.  If any claim filed hereunder is wholly or partially
          ----------------
          denied, the Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain:

          (i)     specific reasons for the denial,

          (ii) specific reference to pertinent provisions of the Agreement on which the Plan Administrator based its denial,

          (iii) a description of any additional material or information necessary for the claimant to perfect such claim and an explanation of why such material or information is necessary, and

          (iv) information as to the steps to be taken if the claimant wishes to submit a request for review.

          Such notification will be given within ninety (90) days after the claim is received by the Plan Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to the claimant within the initial ninety (90) day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and the claimant may request a review of his claim in accordance with Section 10.C. hereof.

     C.   Review Procedure.  Within sixty (60) days after the date on which a
          ----------------
          claimant receives a written notice of a denied claim (or, if applicable, within sixty (60) days after the date on which such denial is considered to have occurred) the claimant (or his duly authorized representative) may:

          (i) file a written request with the Plan Administrator for a review of his denied claim and of pertinent documents; and

          (ii) submit written issues and comments to the Plan Administrator.

          The Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain specific reasons for the decision as well as specific references to pertinent provisions of the Agreement. The decision on review will be made within sixty (60) days after the request for review is received by the Plan Administrator (or within one hundred twenty (120) days, if special circumstances require an extension of time for processing the request (such as an election by the Plan Administrator to hold a hearing), and if written notice of such extension and circumstances is given to the claimant within the initial sixty (60) day period.

     Section 11.  Amendment.  This Agreement may not be amended, altered or
     ----------   ---------
modified, except by a written instrument signed by the parties hereto or their respective successors, and may not be otherwise terminated except as provided herein.

     Section 12.  Governing Law.  This Agreement, and the rights of the parties
     ----------   -------------
hereunder, shall be governed by and construed in accordance with the laws of the State of North Carolina.


     IN WITNESS WHEREOF, the parties have executed this Supplemental Income Plan Agreement as of the day and year first written above.

                                    HOME SAVINGS BANK, SSB


                                    By:    /s/ Thomas A. Vann
Attest:                                    -------------------------------
                                           Thomas A. Vann

                                           Title:  President
/s/ William L. Wall
-------------------------------
William L. Wall
Secretary


[Corporate Seal]                    EMPLOYEE:


                                    /s/ James F. Buckman, IV
                                    ---------------------------------
                                    James F. Buckman, IV

                                 EXHIBIT A

                                      PERCENTAGE OF THE ANNUAL
                                      INSTALLMENT PAYMENTS STATED
                                      IN SECTION 1 OF THIS AGREEMENT
FULL YEARS OF EMPLOYMENT              TO WHICH THE EMPLOYEE
  AFTER MARCH 31, 1996                IS ENTITLED
------------------------              ------------------------------
          1                                       10%
          2                                       20
          3                                       30
          4                                       40
          5                                       50
          6                                       60
          7                                       70
          8                                       80
          9                                       90
         10                                       100


                            HOME SAVINGS BANK, SSB
                      SUPPLEMENTAL INCOME PLAN AGREEMENT
                   AS AMENDED AND RESTATED DECEMBER 14, 1995

                              ____________________

                                 1996 Amendment
                              ____________________

          WHEREAS, Home Savings Bank, SSB (the "Bank") has entered into a Supplemental Income Plan Agreement (the "Agreement"), as amended and restated effective December 14, 1995, with Thomas A. Vann (original Agreement effective date January 1, 1994) and William L. Wall (original Agreement effective date November 4, 1994); and

          WHEREAS, the Bank has entered into original Agreements effective March 1, 1996 with Jim F. Buckman and Walter P. House; and

          WHEREAS, the Bank has authorized an amendment to its Agreement with Messrs. Vann, Wall, Buckman, and House, in order to address issues arising from the Bank's upcoming conversion from mutual to stock form;

          NOW, THEREFORE, pursuant to Section 11 of the Bank's Agreements with Messrs. Vann, Wall, Buckman, and House, each Agreement is hereby amended as follows, effective immediately on execution hereof:

          1. The introductory clause of the first sentence of Section 1 of each Agreement shall be amended in its entirety to provide as follows (with italics herein identifying material new text):

              Except as otherwise specifically provided herein, if the Employee shall retire from employment with the Bank EITHER AT OR AFTER THE age of 65 (the "Retirement Date") OR AT OR AFTER THE AGE OF 55 WITH AT LEAST 10 YEARS OF EMPLOYMENT WITH THE BANK (the "Early Retirement Date"),

          2. The first sentence of Section 4 of each Agreement shall be amended in its entirety to provide as follows (with italics herein identifying material new text):

              Except as otherwise provided in Section 1 with respect to THE EMPLOYEE'S retirement at the Early Retirement Date: in the event that the employment of the Employee terminates prior to the time he is first entitled to receive payments under this Agreement for any reason other than his death, the Employee or his Beneficiaries, as applicable, shall be entitled, upon the occurrence of the Employee's 55th birthday or prior death, to receive the percentage of the applicable annual payment described in Section 1 above determined by Exhibit B attached hereto and incorporated herein by reference.

1996 Amendment
Supplememtal Income Plan Agreement
Page 2

          3. The second paragraph of Section 6 of the Agreement shall be amended in its entirety to provide as follows:

                   Except as otherwise provided in Sections 1, 2, or 3 as
              applicable, in the event that, on or before the occurrence of an Employee's Retirement Date or Early Retirement Date, a "Termination of Protected Employment" occurs following a "Change in Control" (as these terms are defined in the next two paragraphs), then the Employee shall be deemed to have retired as of his Early Retirement Date and the provisions of Section 1 shall be deemed applicable, except that the Early Retirement Date shall be deemed to be the date that such Change in Control shall occur.

          4. Section 6 of the Agreement shall be amended further by adding the following two paragraphs immediately at the end thereof:

                   For purposes of this Agreement, "Change in Control" shall
              mean any one of the following events: (i) the acquisition of ownership, holding, or power to vote more than 25% of the voting stock of the Bank or NewSouth Bancorp, Inc. (the "Company"), (ii) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors, (iii) the acquisition of a controlling influence over the management or policies of the Bank or of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or of the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. Notwithstanding the foregoing, the Company's ownership of the Bank shall not of itself constitute a Change in Control for purposes of the Agreement. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

                   For purposes of this Agreement, a "Termination of Protected
              Employment" shall occur if: (I) The Employee is terminated without Just Cause, with "Just Cause" meaning, in the good faith determination of the Bank's Board of Directors, the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, or rule or regulation (other than traffic

1996 Amendment
Supplememtal Income Plan Agreement
Page 3

          violations or similar offenses) or final cease-and-desist order; provided that no act, or failure to act, on the Employee's part shall be considered "willful" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interests of the Bank or of the Company; or (II) the Employee voluntarily terminates employment for an event that constitutes "Good Reason", which shall mean any of the following events, that has not been consented to in advance by the Employee in writing: (i) the requirement that the Employee move his personal residence, or perform his principal executive functions, more than 30 miles from his primary office as of the later of the Effective Date and the most recent voluntary relocation by the Employee; (ii) a material reduction in the Employee's base compensation in effect on the date of the Change in Control; (iii) the failure by the Bank to continue to provide the Employee with compensation and benefits in effect on the date of the Change in Control, or with benefits substantially similar to those provided to him under any of the employee benefit plans in which the Employee now or hereafter becomes a participant, or the taking of any action by the Bank which would directly or indirectly reduce any of such benefits or deprive the Employee of any material fringe benefit enjoyed by him; (iv) the assignment to the Employee of duties and responsibilities materially different from those normally associated with his position; (v) a failure to reelect the Employee to the Board of Directors of the Bank, if the Employee has served on such Board at any time during the term of the Agreement; (vi) a material diminution or reduction in the Employee's responsibilities or authority (including reporting responsibilities) in connection with his employment with the Bank; or
          (vii) a material reduction in the secretarial or other administrative support of the Employee.

     5. Section 7 of the Agreement shall be amended by adding the following paragraphs immediately at the end thereof:

               Notwithstanding any other provision of this Agreement that may be contrary or inconsistent herewith, not later than ten business days after a Change in Control, the Bank shall (i) deposit in a grantor trust (the "Trust") that is designed in accordance with Revenue Procedure 92-64 and has a trustee independent of the Bank, the Company and any successor to their interest, an amount equal to the present value of all benefits that may become payable under this Agreement, unless the Employee has previously provided a written release of any claims under this Agreement, and (ii) provide the trustee of the Trust with a written direction to hold said amount and any investment return thereon in a segregated account for the benefit of the Employee, and to follow the procedures set forth in the next paragraph as to the payment of such amounts from the Trust.

1996 Amendment
Supplememtal Income Plan Agreement
Page 4

               At any time or from time to time following a Change in Control, the Employee may provide the trustee of the Trust with a written schedule directing that the trustee pay to the Employee the amounts designated in the schedule as being payable pursuant to this Agreement. Within three business days after receiving said notice, the trustee of the Trust shall send a copy of the notice to the Bank via overnight and registered mail (return receipt requested). On the fifth business day after mailing said notice to the Bank, the trustee of the Trust shall pay the Employee the amount designated therein in immediately available funds, unless prior thereto the Bank provides the trustee with a written notice directing the trustee to withhold such payment. In the latter event, the trustee shall submit the dispute to non-appealable binding arbitration for a determination of the amount payable to the Employee pursuant to this Agreement, and the costs of such arbitration (including any attorneys' fees incurred by the Employee) shall be paid by the Bank. The trustee shall choose the arbitrator to settle the dispute, and such arbitrator shall be bound by the rules of the American Arbitration Association in making his determination. The parties and the trustee shall be bound by the results of the arbitration and, within three days of the determination by the arbitrator, the trustee shall pay from the Trust the amounts required to be paid to the Employee and/or the Bank, and in no event shall the trustee be liable to either party for making the payments as determined by the arbitrator.

               Upon the receipt of the Employee's written release of all claims under this Agreement, the trustee of the Trust shall pay to the Bank the entire balance remaining in the segregated account maintained for the benefit of the Employee. The Employee shall thereafter have no further interest in the Trust pursuant to this Agreement.

     6. Nothing contained herein shall be held to alter, vary or affect any of the terms, provisions, or conditions of the Agreement entered into thereunder, other than as stated above.

1996 Amendment
Supplememtal Income Plan Agreement
Page 5


     WHEREFORE, on this 23rd day of October, 1996, the Bank hereby executes this 1996 Amendment to the Plan.

                                           HOME SAVINGS BANK, SSB


                                           By  /s/  Frederick H. Howdy
                                              ----------------------------------
                                                Its Chairman of the Board

October 23, 1996
-------------------------------
Date                                       Attest:   William L. Wall     (Seal)
                                                    ---------------------







Witness:

Brenda S. Ipoch                             /s/ Thomas A. Vann
-------------------------------             ------------------------------------
                                                Thomas A. Vann
Witness:

Brenda S. Ipoch                             /s/ William L. Wall
-------------------------------             ------------------------------------
                                                William L. Wall
Witness:

Brenda S. Ipoch                             /s/ Walter P. House
-------------------------------             ------------------------------------
                                                Walter P. House
Witness:

Brenda S. Ipoch                             /s/ James F. Buckman, IV
-------------------------------             ------------------------------------
                                                 Jim F. Buckman, IV